UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2005

DIVERSA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4955 Directors Place, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 526-5000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Jeffrey G. Black, 36, has been appointed Chief Accounting Officer of Diversa Corporation (the “Company”), effective April 25, 2005, where he will report to the Company’s Chief Financial Officer, Mr. Anthony E. Altig. In connection therewith, the Company and Mr. Black executed an employment offer letter, dated March 31, 2005, which provides for the employment of Mr. Black on an at-will basis as Chief Accounting Officer of the Company at a monthly salary of $15,834. Mr. Black is also eligible for a maximum annual bonus payout of up to 30% of his base salary. Mr. Black will also be granted an option to purchase 40,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of Diversa’s common stock on the date of grant. The option has a 10-year term, with 25% of the shares vesting after one year and 6.25% of the shares vesting each quarter thereafter, so long as Mr. Black continues to be employed by the company. Mr. Black’s option will be governed by the Company’s 1997 Equity Incentive Plan. Mr. Black is also eligible to participate in the Company’s benefits programs, 401(k) plan and employee stock purchase plan once he has satisfied any applicable eligibility criteria.

Mr. Black joins the Company from Isis Pharmaceuticals, a public biopharmaceutical company, where he served as Executive Director of Accounting and Corporate Controller from October 2003 to April 2005. From August 2000 to October 2003, Mr. Black served as a Principal and Interim Financial Executive for Regent Pacific Management Corporation, an international firm specializing in restructuring under-performing companies. While at Regent Pacific, he served as the Vice President of Finance and Corporate Controller for Clarent Corporation and as Vice President and Corporate Controller of Accelerated Networks, Inc., both telecommunications companies. From February 2000 to August 2000, Mr. Black served as Executive Director of Finance and Administration for EntryPoint, Inc., an Internet content delivery company. From 1999 to 2000 Mr. Black was the Corporate Controller at Lightspan, Inc., a company focused on educational software.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Employment Offer Letter, dated March 31, 2005, between the Company and Jeffrey G. Black.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSA CORPORATION

Dated: April 25, 2005	By:	/s/ Anthony E. Altig
	Name:	Anthony E. Altig
	Title:	Senior Vice President, Finance and Chief Financial Officer

3.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Employment Offer Letter, dated March 31, 2005, between the Company and Jeffrey G. Black.

4.